Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,    Keith E. Bailey                       , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, William J. Guc, Barth J. Wolf, Diane L. Ford, and Jodi J. Caro, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities, common stock, guarantees, and, if created in the future, preferred stock and/or other hybrid equity/debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of May, 2012.

/s/ K. E. Bailey
Keith E. Bailey
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,       William J. Brodsky                    , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, William J. Guc, Barth J. Wolf, Diane L. Ford, and Jodi J. Caro, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities, common stock, guarantees, and, if created in the future, preferred stock and/or other hybrid equity/debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of May, 2012.

/s/ William J. Brodsky
William J. Brodsky
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,       Albert J. Budney, Jr.                    , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, William J. Guc, Barth J. Wolf, Diane L. Ford, and Jodi J. Caro, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities, common stock, guarantees, and, if created in the future, preferred stock and/or other hybrid equity/debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of May, 2012.

/s/ Albert J. Budney, Jr.
Albert J. Budney, Jr.
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,   Pastora San Juan Cafferty                   , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, William J. Guc, Barth J. Wolf, Diane L. Ford, and Jodi J. Caro, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities, common stock, guarantees, and, if created in the future, preferred stock and/or other hybrid equity/debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of May, 2012.

/s/ P. Cafferty
Pastora San Juan Cafferty
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,      Ellen Carnahan                     , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, William J. Guc, Barth J. Wolf, Diane L. Ford, and Jodi J. Caro, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities, common stock, guarantees, and, if created in the future, preferred stock and/or other hybrid equity/debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of May, 2012.

/s/ Ellen Carnahan
Ellen Carnahan
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,        Michelle L. Collins           , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, William J. Guc, Barth J. Wolf, Diane L. Ford, and Jodi J. Caro, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities, common stock, guarantees, and, if created in the future, preferred stock and/or other hybrid equity/debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of May, 2012.

/s/ Michelle L. Collins
Michelle L. Collins
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,  Kathryn M. Hasselblad-Pascale       , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, William J. Guc, Barth J. Wolf, Diane L. Ford, and Jodi J. Caro, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities, common stock, guarantees, and, if created in the future, preferred stock and/or other hybrid equity/debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of May, 2012.

/s/ Kathryn M. Hasselblad-Pascale
Kathryn M. Hasselblad-Pascale
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,      John W. Higgins                  , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, William J. Guc, Barth J. Wolf, Diane L. Ford, and Jodi J. Caro, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities, common stock, guarantees, and, if created in the future, preferred stock and/or other hybrid equity/debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of May, 2012.

/s/ J. W. Higgins
John W. Higgins
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,        Paul W. Jones                   , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, William J. Guc, Barth J. Wolf, Diane L. Ford, and Jodi J. Caro, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities, common stock, guarantees, and, if created in the future, preferred stock and/or other hybrid equity/debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of May, 2012.

 /s/ Paul W. Jones
Paul W. Jones
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,        Holly K. Koeppel                  , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, William J. Guc, Barth J. Wolf, Diane L. Ford, and Jodi J. Caro, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities, common stock, guarantees, and, if created in the future, preferred stock and/or other hybrid equity/debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of May, 2012.

/s/ Holly Keller Koeppel
Holly K. Koeppel
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,       Michael E. Lavin                    , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, William J. Guc, Barth J. Wolf, Diane L. Ford, and Jodi J. Caro, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities, common stock, guarantees, and, if created in the future, preferred stock and/or other hybrid equity/debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of May, 2012.

/s/ Michael E. Lavin
Michael E. Lavin
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,    William F. Protz, Jr.                , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, William J. Guc, Barth J. Wolf, Diane L. Ford, and Jodi J. Caro, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities, common stock, guarantees, and, if created in the future, preferred stock and/or other hybrid equity/debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of May, 2012.

/s/ William F. Protz, Jr.
William F. Protz, Jr.
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

        That I,     Charles A. Schrock                 , hereby constitute and appoint Charles A. Schrock, Joseph P. O'Leary, William J. Guc, Barth J. Wolf, Diane L. Ford, and Jodi J. Caro, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of INTEGRYS ENERGY GROUP, INC. (this "Corporation") to one or more Registration Statements on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, and any additional registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, relating to public offerings of debt securities, common stock, guarantees, and, if created in the future, preferred stock and/or other hybrid equity/debt securities to be issued by this Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of May, 2012.

/s/ Charles A. Schrock
Charles A. Schrock
Director